UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 April 19, 2002
                                (Date of earliest
                                 event reported)

Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398


Item 5. Other Events and Regulation FD Disclosure. Exelon Corporation has announced that Ruth Ann M. Gillis, Senior Vice President and Chief Financial Officer, will become Senior Vice President and President, Exelon Business Services Company, effective upon the appointment of a new chief financial officer. A nation-wide external search is underway, and the company anticipates that the search will be completed within the next two or three months. Exelon Business Services Company provides cost-effective financial, human resources, audio-visual, legal, information technology, and supply management services across the Exelon organization.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EXELON CORPORATION



                               /S/ Ruth Ann M. Gillis
                                ----------------------------------
                               Ruth Ann M. Gillis
                               Senior Vice President and Chief Financial Officer Exelon Corporation







April 19, 2002